Amendment No. 1
                             to Consulting Agreement


     The Consulting Agreement dated as of October 12, 2000 (the "Agreement") between Ascent Pediatrics, Inc. and Robert E. Baldini is hereby amended as follows as of the 12th day of July, 2001. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

     1.     Section  2  "Term"  is  hereby  deleted  and the following is hereby
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substituted  in  lieu  thereof:

     "2.     Term.  This  Agreement  shall be deemed to have commenced effective
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as  of  April 1, 2000 and, subject to earlier termination in accordance with the provisions of Section 4, shall continue until April 1, 2002 (such period, as it may be extended, being referred to as the "Consultation Period"); provided that the Consultation Period shall automatically be extended for additional six-month periods unless either party shall provide written notice to the other at least 30 days prior to such expiration of its or his desire to terminate this Agreement upon its expiration."

     2.     Section  4  "Termination"  is  hereby  deleted  and the following is
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hereby  substituted  in  lieu  thereof:

          "4.  Termination.
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          4.1     General.  The  Company  may, without prejudice to any right or
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remedy  it  may  have  due  to  any  failure  of  the  Consultant to perform his obligations under this Agreement, terminate the Consultation Period upon 30 days' prior written notice to the Consultant. In the event of such termination, the Consultant shall be entitled to (i) payment for services performed and expenses paid or incurred prior to the effective date of termination and (ii) if applicable, the Payment Amount (as defined below). Such payments shall constitute full settlement of any and all claims of the Consultant of every description against the Company. Notwithstanding the foregoing, the Company may terminate the Consultation Period, effective immediately upon receipt of written notice, if the Consultant breaches or threatens to breach any provision of
Section  6.

          4.2     Company  Sale  Payment.  If  the date of the consummation of a
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Company  Sale  (the  "Company Sale Date") occurs during the Consultation Period, then upon the consummation of the Company Sale (as defined below), the Company will pay the Consultant Two Hundred and Twenty Five Thousand Dollars ($225,000) (the "Payment Amount"). Notwithstanding the foregoing, if the Consultation Period was terminated less than 12 months prior to the Company Sale Date by the Company without Cause (as defined in Section 4.4(a)), including without limitation termination by the Company pursuant to Section 2, the Company shall pay to the Consultant, upon the consummation of a Company Sale, the Payment Amount, unless during the period between the date of termination of the Consultation Period and the Company Sale Date the Consultant has breached the terms of any agreement between the Consultant and the Company, including without limitation this Agreement or any other employment, non-competition or confidentiality agreement entered into between the Company and the Consultant.

          4.3     Form  of Payment.  The Company shall pay the Payment Amount to
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the  Consultant  in cash; provided that if the consideration paid to the Company or the stockholders of the Company, as the case may be, by the acquiring party consists in whole or in part of securities or other property of such party (or an affiliate of such party) (it being understood that the Company currently intends to seek to cause the acquiring party to pay cash), the Company may elect, in its sole discretion, to pay the Payment Amount to the Consultant in whole or in part through the issuance to the Consultant of such securities or other property, such securities or other property being valued in the manner determined in good faith by the Board of Directors of the Company.
          4.4     Definitions.
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               (a)     "Cause"  shall  mean  (i) conviction of any felony or any
crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) willful and material breach of the Company's policies; (iv) intentional and material damage to the Company's property; or (v) material breach of the obligations or duties of the Consultant under any agreement between the Consultant and the Company, including without limitation this Agreement or any other employment, non-competition or confidentiality agreement entered into between the Company and the Consultant.

               (b)     "Company  Sale"  shall  mean:

                    (i) the sale of all or substantially all of the assets of the Company to another corporation or entity, or the merger, consolidation or reorganization of the Company into or with another corporation or entity, with the result that, upon conclusion of the transaction, the voting securities of the Company immediately prior thereto do not represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the acquiring entity or the continuing or surviving entity of such consolidation, merger or reorganization; or

                    (ii) the acquisition after the date hereof by an individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding Depositary Shares of the Company (the "Outstanding Depositary Shares") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following
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acquisitions  shall not constitute a Company Sale:  (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Depositary Shares or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the Outstanding Depositary Shares or the Outstanding Company Voting Securities, or
(D) any acquisition in one or more related transactions of less than 2% of the Outstanding Depositary Shares or the Outstanding Company Voting Securities."

     3.     Section  14  "Effect  of  Termination"  is  hereby  deleted  and the
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following  is  hereby  substituted  in  lieu  thereof:

     "14.     Effect  of  Termination.  The following sections of this Agreement
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shall  survive  the  termination  of  this  Agreement:  Section 4 (Termination),
Section 6 (Inventions and Proprietary Information), Section 7 (Independent Contractor Status), Section 8 (Notices), Section 12 (Governing Law), Section 13 (Successors and Assigns), and Section 14 (Effect of Termination)."

     4. In all other respects, the Agreement shall remain in full force and effect, and all references in the Agreement to this "Agreement" shall mean the Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth above.

     ASCENT  PEDIATRICS,  INC.
     By:   __/s/  Emmett  Clemente,  Ph. D.
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     Emmett  Clemente,  Ph.  D.
     Title:     President

     CONSULTANT
     By:  __/s/  Robert  E.  Baldini
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     Robert  E.  Baldini